SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of Earliest Event Reported): January 31, 2000

                           MEDICAL MANAGER CORPORATION
               (Exact name of registrant as specified in charter)

           DELAWARE                         0-17822               22-2975182
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
          incorporation)                                     Identification No.)

669 River Drive, River Drive Center II                              07407
         Elmwood Park, NJ                                         (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (201) 703-3400

                        Exhibit Index Appears on page 2.


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Item 5.  Other Events.

          Medical Manager Corporation issued on January 31, 2000 the press release attached hereto as Exhibit 99.1. Such press release is incorporated herein by reference.

                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1              Press Release, dated January 31, 2000


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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MEDICAL MANAGER CORPORATION

Date:    January 31, 2000                By: /s/ James R. Love
                                            -----------------------------------
                                            Name: James R. Love
                                                  Executive Vice President --
                                                  Finance and Administration
                                                  and Chief Financial Officer